UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7385
Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Item 1. Reports to Stockholders.

ZIEGLER FLOATING RATE FUND
-	CLASS A (ZFLAX)
-	CLASS C (ZFLCX)
-	INSTITUTIONAL CLASS (ZFLIX)

SEMI-ANNUAL REPORT TO SHAREHOLDERS

September 30, 2017

www.zcmfunds.com

Table of Contents

Ziegler Floating Rate Fund
Shareholder Letter	1
Performance Summary	4
Allocation of Portfolio Holdings	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	20
Expense Example	21
Approval of Investment Advisory Agreement	22
Other Information	26
Trustees and Officer Information	27
Privacy Notice	29

Ziegler Floating Rate Fund
Annual Period Ending September 30, 2017

Dear Investor:

We are pleased to present you with the Annual Report of Ziegler Floating Rate Fund (the “Fund”) for the twelve-month period ended September 30, 2017.

For the fiscal year period beginning October 1, 2016 and ending September 30, 2017, the Fund’s return on a net asset value basis was 4.80% for Class A shares, 4.06% for Class C shares and 5.06% for Institutional Class shares. The Fund had $50.1 million in assets across all share classes as of the end of the fiscal year.

Market Environment
The Leveraged Loan Market continues to perform well with significant refinancings year to date.  Reduced new money bank loan issuance coupled with an increased demand for bank loans has resulted in much of the bank loan market trading above par. In fact, it is an opportune time to be issuing high yield debt if you are a higher rated borrower.  Collateralized Loan Obligations (CLOs) are still the biggest buyers of leveraged loans.  In the first nine months of 2017, CLO issuance totaled $82.0 billion, outpacing the $74.6 billion in volume recorded in 2016.   As a result, loan prices continue to be high and spreads tight as many institutional buyers including specialized credit funds, insurance companies and commercial banks, fuel the robust demand for leveraged loans.

Performance Discussion
During the 12 months ending September 30, 2017, the Fund’s Intuitional Class underperformed the benchmark Credit Suisse Leveraged Loan Index return of 5.38% by 0.32%.  The underperformance was due to significantly lower exposure to more volatile industries, such as Energy and Metals/Minerals, which were the best performers during the period.  This underperformance was somewhat mitigated by our underweighting to the Retail and Shipping industries, which each had negative returns during the fiscal year.   We continue to diversify the portfolio as we have increased the number of distinct positions to 65, as of September 30, 2017, which was up from 47 a year prior.

Outlook
We believe the Leveraged Loan Market will continue to appreciate through the end of 2017 and hold steady in the first quarter of 2018. Supply continues to improve with YTD 2017 Institutional Issuance surging to a new high of $651 billion, which is more than double the $257 billion recorded over the same period last year. 3Q17 issuance was $142 billion, which is 51% higher compared to 3Q16. This increase was mainly refinancing activity, which represented nearly 68% of total issuance. Institutional Leveraged Loans Outstanding stand at $938 billion, an increase of $58 billion from the beginning of 2017.

While we continue to focus on large cap, highly liquid loans, we have shifted a portion of the portfolio (10-15%) to smaller sized loan facilities to increase yield.  The uninvested cash balance was 2.68% at the end of the fiscal year. We expect the portfolio cash balance to range between 1.0% to 3.0% to allow for redemptions and cash purchases. We will continue to trade out of those loans we feel have reached their price limit, replacing them with loans with greater total return potential.

We would like to take this opportunity to thank you for the confidence and trust you have placed in us. We appreciate the opportunity to invest on your behalf.

Sincerely,

John D’Angelo	George Marshman
Senior Portfolio Manager	Senior Portfolio Manager

Scott Roberts
Portfolio Manager

Past performance is not a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Earnings growth is not representative of the Fund’s future performance.

Short term performance in particular is not a good indication of the Fund’s future performance and an investment should not be made based solely on returns.

Opinions expressed are those of the Investment Manager, are subject to change, are not guaranteed, and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

An investment in the Fund is subject to risk and there can be no assurance that the Fund will achieve its investment objective.  The principal risks of investing in the Fund include bank loans and senior loans risk, borrowing and leverage risk, CLO risk, counterparty risk, credit risk, defaulted debt securities risk, floating rate securities risk, foreign securities risk, high yield securities risk, inflation risk, interest rate risk, investment risk, issuer risk, liquidity risk, loan interests risk, manager risk, market risk, new fund risk, regulatory risk, and unrated securities risk.

The report must be preceded or accompanied by a prospectus.

The Credit Suisse Leveraged Loan Index is an unmanaged index that tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

It is not possible to invest directly in an index.

The Ziegler Floating Rate Fund is distributed by Quasar Distributors, LLC.

Ziegler Floating Rate Fund
PERFORMANCE SUMMARY
September 30, 2017 (Unaudited)

Comparison of a Hypothetical $10,000 Investment in the
Ziegler Floating Rate Fund - Institutional Class* and Credit Suisse Leveraged Loan Index

Total returns
For the period ended September 30, 2017

	One Year	Average Annual Since Inception
Ziegler Floating Rate Fund*
Class A	4.80%	6.02%
Class C	4.06%	5.26%
Institutional Class	5.06%	6.28%
Credit Suisse Leveraged Loan Index	5.38%	7.66%

    * Fund inception date was April 1, 2016.

Ziegler Floating Rate Fund
ALLOCATION OF PORTFOLIO HOLDINGS
(Calculated as a percentage of Total Investments)
September 30, 2017 (Unaudited)

BUSINESS EQUIPMENT & SERVICES
19.0%
RETAILERS
10.6%
FINANCIAL INTERMEDIARIES
9.4%
SHORT TERM INVESTMENT
8.2%
HEALTH CARE
6.9%
TELECOMMUNICATIONS
5.8%
CHEMICALS & PLASTICS
5.1%
UTILITIES
4.4%
PUBLISHING
3.9%
INDUSTRIAL EQUIPMENT
3.3%
BUILDING & DEVELOPMENT
3.2%
LODGING & CASINOS
2.8%
DRUGS
2.7%
SURFACE TRANSPORT
2.6%
AIR TRANSPORT
1.9%
LEISURE GOODS/ACTIVITIES/MOVIES
1.8%
CONTAINERS & GLASS PRODUCTS
1.4%
STEEL
1.4%
RADIO & TELEVISION
1.0%
NONFERROUS METALS/MINERALS
1.0%
INSURANCE
1.0%
FOOD PRODUCTS
0.9%
ELECTRONICS/ELECTRIC
0.9%
OIL & GAS
0.8%

Ziegler Floating Rate Fund
SCHEDULE OF INVESTMENTS
September 30, 2017

Principal		Current
Amount		Rate	Maturity	Value
	BANK LOANS(1) ― 97.1%
	AIR TRANSPORT ― 2.0%
$997,480	Air Medical Group Holdings, Inc. (1 Month USD LIBOR + 4.000%)	5.237%	4/28/2022	$997,979

	BUILDING & DEVELOPMENT ― 3.3%
498,741	Forterra Finance, LLC (1 Month USD LIBOR + 3.000%)	4.235	10/25/2023	424,486
1,241,165	SRS Distribution, Inc. (3 Month USD LIBOR + 3.250%)	4.535	8/25/2022	1,253,837
				1,678,323
	BUSINESS EQUIPMENT & SERVICES ― 20.1%
495,000	Blackboard, Inc. (3 Month USD LIBOR + 5.000%)	6.304	6/30/2021	477,366
1,486,103	BMC Software Finance, Inc. (1 Month USD LIBOR + 4.000%)	5.235	9/12/2022	1,495,932
421,670	Idera, Inc. (1 Month USD LIBOR + 5.000%)	6.235	6/28/2024	424,833
985,991	IG Investments Holdings, LLC (3 Month USD LIBOR + 4.000%)	5.333	10/31/2021	996,675
712,263	Jackson Hewitt Tax Service, Inc. (3 Month USD LIBOR + 7.000%)	8.311	7/30/2020	689,114
1,240,641	Kronos Inc. (3 Month USD LIBOR + 3.500%)	4.811	11/1/2023	1,249,169
747,635	LANDesk Group, Inc. (1 Month USD LIBOR + 4.250%)	5.490	1/22/2024	730,499
997,500	Project Alpha Intermediate Holding, Inc. (3 Month USD LIBOR + 3.500%)	4.810	4/26/2024	976,617
996,253	Rackspace Hosting, Inc. (3 Month USD LIBOR + 3.000%)	4.311	11/3/2023	996,378
989,962	TIBCO Software, Inc. (1 Month USD LIBOR + 3.500%)	4.740	12/4/2020	994,788
1,049,699	VF Holdings Corp. (1 Month USD LIBOR + 3.250%)	4.485	6/30/2023	1,054,952
				10,086,323
	CHEMICALS & PLASTICS ― 5.4%
195,618	Kraton Polymers, LLC (1 Month USD LIBOR + 3.000%)	4.235	1/6/2022	198,370
997,500	New Arclin U.S. Holdings, Inc. (3 Month USD LIBOR + 4.250%)	5.583	2/14/2024	1,006,857
1,000,000	Ring Container Technologies, LLC (3 Month USD LIBOR + 2.750%)	4.066	10/1/2024	995,000
151,163	Tronox Finance, LLC (3 Month USD LIBOR + 3.000%)	4.323	9/23/2024	151,903
348,837	Tronox Finance, LLC (3 Month USD LIBOR + 3.000%)	4.323	9/23/2024	350,545
				2,702,675
	CONTAINERS & GLASS PRODUCTS ― 1.5%
757,907	Reynolds Group Holdings, Inc. (1 Month USD LIBOR + 3.000%)	4.235	2/5/2023	761,625

	DRUGS ― 2.9%
497,449	Amneal Pharmaceuticals, LLC (3 Month USD LIBOR + 3.500%)	4.833	11/1/2019	500,745
922,407	Valeant Pharmaceuticals International, Inc. (1 Month USD LIBOR + 4.750%)	5.990	4/1/2022	939,892
				1,440,637
	ELECTRONICS/ELECTRIC ― 1.0%
493,750	KEMET Corp. (1 Month USD LIBOR + 6.000%)	7.235	4/26/2024	496,836

	FINANCIAL INTERMEDIARIES ― 9.9%
460,417	First American Payment Systems, L.P. (1 Month USD LIBOR + 5.750%)	6.981	1/5/2024	461,568
987,500	First Eagle Holdings, Inc. (3 Month USD LIBOR + 3.500%)	4.833	12/1/2022	999,231
498,750	NAB Holdings, LLC (3 Month USD LIBOR + 3.500%)	4.833	7/1/2024	502,181
489,512	Resolute Investment Managers, Inc. (3 Month USD LIBOR + 4.250%)	5.583	4/29/2022	495,631
1,483,731	Russell Investments US Institutional Holdco, Inc. (1 Month USD LIBOR + 4.250%)	5.485	6/1/2023	1,508,457
780,855	Vantiv, LLC (3 Month USD LIBOR + 2.000%)	3.316	8/7/2024	782,643
219,145	Vantiv, LLC (3 Month USD LIBOR + 2.000%)	3.310	9/20/2024	219,391
				4,969,102
	FOOD PRODUCTS ― 1.0%
496,104	Weight Watchers International, Inc. (3 Month USD LIBOR + 3.250%)	4.529	4/2/2020	491,054

	HEALTH CARE ― 7.3%
763,638	Alvogen Pharma U.S., Inc. (1 Month USD LIBOR + 5.000%)	6.240	4/4/2022	762,046
498,750	GHX Ultimate Parent Corp. (3 Month USD LIBOR + 3.250%)	4.583	6/28/2024	501,558
405,634	NVA Holdings, Inc. (3 Month USD LIBOR + 3.500%)	4.833	8/13/2021	409,437
1,000,000	PharMerica Corp. (3 Month USD LIBOR + 3.500%)	4.811	9/26/2024	1,007,185
987,500	Prospect Medical Holdings, Inc. (6 Month USD LIBOR + 6.000%)	7.500	6/30/2022	1,002,313
				3,682,539

Ziegler Floating Rate Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

Principal		Current
Amount		Rate	Maturity	Value
	INDUSTRIAL EQUIPMENT ― 3.5%
$750,000	Gardner Denver, Inc. (3 Month USD LIBOR + 2.750%)	4.083	7/30/2024	$751,800
980,000	NN, Inc. (1 Month USD LIBOR + 3.750%)	4.985	4/2/2021	986,738
				1,738,538
	INSURANCE ― 1.0%
497,500	Acrisure, LLC (2 Month USD LIBOR + 5.000%)	6.272	11/22/2023	504,341

	LEISURE GOODS/ACTIVITIES/MOVIES ― 1.9%
492,500	Life Time Fitness, Inc. (3 Month USD LIBOR + 3.000%)	4.317	6/10/2022	494,849
462,500	Lions Gate Entertainment Corp. (1 Month USD LIBOR + 3.000%)	4.235	12/8/2023	466,739
				961,588
	LODGING & CASINOS ― 3.0%
500,000	Aristocrat International PTY Ltd (3 Month USD LIBOR + 2.000%)	3.316	9/19/2024	501,625
1,000,000	Scientific Games International, Inc. (1 Month USD LIBOR + 3.250%)	4.514	8/14/2024	1,002,970
				1,504,595
	NONFERROUS METALS/MINERALS ― 1.0%
500,000	MRC Global, Inc. (1 Month USD LIBOR + 3.500%)	4.736	9/20/2024	506,250

	OIL & GAS ― 0.9%
500,000	Fieldwood Energy, LLC (3 Month USD LIBOR + 7.000%)	8.333	8/31/2020	443,750

	PUBLISHING ― 4.1%
2,056,874	Harland Clarke Holdings Corp. (3 Month USD LIBOR + 5.500%)	6.833	2/9/2022	2,072,145

	RADIO & TELEVISION ― 1.1%
548,228	Entravision Communication Corp. (3 Month USD LIBOR + 2.500%)	3.833	5/29/2020	548,913

	RETAILERS ― 11.2%
239,430	Ascena Retail Group, Inc. (1 Month USD LIBOR + 4.500%)	5.750	8/22/2022	196,134
496,193	Aspen Dental Management, Inc. (3 Month USD LIBOR + 3.750%)	5.065	4/29/2022	501,931
1,000,000	Heartland Dental, LLC (3 Month USD LIBOR + 4.750%)	6.090	7/31/2023	1,006,750
461,229	Jill Holdings, LLC (3 Month USD LIBOR + 5.000%)	6.320	5/9/2022	458,923
993,750	LSF9 Atlantis Holdings, LLC (1 Month USD LIBOR + 6.000%)	7.237	5/1/2023	999,752
1,000,000	Staples, Inc. (3 Month USD LIBOR + 4.000%)	5.310	8/15/2024	996,695
446,816	Talbots, Inc. (The) (1 Month USD LIBOR + 4.500%)	5.735	3/19/2020	433,412
997,500	Western Dental Services, Inc. (1 Month USD LIBOR + 5.250%)	6.485	6/30/2023	1,006,228
				5,599,825
	STEEL ― 1.5%
746,173	Dynacast International, LLC (3 Month USD LIBOR + 3.250%)	4.583	1/28/2022	751,072

	SURFACE TRANSPORT ― 2.7%
854,322	Garda World Security Corp. (Prime + 4.000%)	5.315	5/24/2024	864,113
496,212	Gruden Acquisition, Inc. (3 Month USD LIBOR + 5.500%)	6.833	8/18/2022	490,786
				1,354,899
	TELECOMMUNICATIONS ― 6.2%
908,403	Polycom, Inc. (1 Month USD LIBOR + 5.250%)	6.484	9/27/2023	921,802
500,000	TVC Albany, Inc. (1 Month USD LIBOR + 4.000%)	5.240	8/23/2024	501,250
748,125	US TelePacific Corp. (3 Month USD LIBOR + 5.000%)	6.317	5/2/2023	730,544
494,997	WideOpenWest Finance, LLC (1 Month USD LIBOR + 3.250%)	4.484	8/18/2023	494,920
495,000	Windstream Services, LLC (1 Month USD LIBOR + 4.000%)	5.240	3/29/2021	444,263
				3,092,779
	UTILITIES ― 4.6%
1,405,777	Eastern Power, LLC (1 Month USD LIBOR + 3.750%)	4.985	10/2/2023	1,415,062
945,250	Talen Energy Supply, LLC (1 Month USD LIBOR + 4.000%)	5.235	7/14/2023	923,982
				2,339,044
	TOTAL BANK LOANS
	(Cost $48,303,154)			$48,724,832

Ziegler Floating Rate Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

Shares		Value
	SHORT TERM INVESTMENT ― 8.7%
4,368,962	Short-Term Investments Trust - Government & Agency Portfolio - Institutional Class, 0.93% (2)	$4,368,962

	TOTAL SHORT TERM INVESTMENT
	(Cost $4,368,962)	4,368,962

	TOTAL INVESTMENTS ― 105.8% (Cost $52,672,116)	$53,093,794
	Liabilities in Excess of Other Assets ― (5.8)%	(2,932,606)
	TOTAL NET ASSETS ― 100.0%	$50,161,188

Percentages are stated as a percent of net assets.

Footnotes:
(1)	Variable rates securities. Description includes reference rate and spread. Rates reset at each loan payment.
(2)	Rate quoted is seven-day yield at period end.

The S&P's industry classification was developed by and/or is the exclusive property of the
Standard & Poor's Financial Services, LLC ("S&P") and has been licensed for use by Ziegler Capital Management, LLC.

The accompanying notes are an integral part of these financial statements

Ziegler Floating Rate Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

Assets:
Investments in securities at value (cost $52,672,116)	$53,093,794
Cash	1,252,543
Receivables:
Investment securities sold	666,727
Fund shares sold	32,000
Dividends and interest	111,654
Prepaid expenses	21,847
Total assets	55,178,565

Liabilities:
Payables:
Investment securities purchased	4,943,467
Distributions to shareholders	6,108
Due to Investment Adviser	2,394
Distribution Fees (Note 6)	3,535
Trustees' fees	276
Accrued other expenses and other liabilities	61,597
Total liabilities	5,017,377

Net Assets	$50,161,188

Components of Net Assets:
Capital (Unlimited number of shares authorized, $0.01 par value)	$49,554,819
Undistributed net investment income	12,209
Accumulated net realized gain on investments	172,482
Net unrealized appreciation on investments	421,678
Net Assets	$50,161,188

Class A:
Net Assets	$265,197
Issued and Outstanding	10,252
Net Asset Value and Redemption Price	$25.87
Maximum Public Offering Price (based on maximum initial sales charge of 4.25%)	$27.02

Class C:
Net Assets	$713,305
Issued and Outstanding	27,617
Net Asset Value, Redemption Price* and Offering Price Per Share	$25.83

Institutional Class:
Net Assets	$49,182,686
Issued and Outstanding	1,900,414
Net Asset Value, Redemption Price and Offering Price Per Share	$25.88

* Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase. (See Note 3.)
are redeemed within one year of purchase. (See Note 3.)

The accompanying notes are an integral part of these financial statements

Ziegler Floating Rate Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2017

Investment Income:
Interest income	$2,131,936
Total investment income	2,131,936

Expenses:
Advisory fees (Note 3)	267,993
Administration and fund accounting fees	103,118
Transfer agent fees and expenses	54,732
Registration fees	53,648
Audit fees	20,055
Custody fees	15,620
Legal fees	15,262
Service Fee	14,062
Compliance Fee	12,898
Trustees' fees	10,727
Miscellaneous expenses	10,252
Shareholder reporting fees	8,540
Distribution fees (Note 6)	4,698
Insurance fees	1,808
Total expenses	593,413
Expenses waived and reimbursed by the Adviser	(283,615)
Net expenses	309,798
Net investment income	1,822,138

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	227,692
Net change in unrealized depreciation on investments	(39,390)
Net realized and unrealized gain on investments	188,302

Net increase in Net Assets Resulting from Operations	$2,010,440

The accompanying notes are an integral part of these financial statements

Ziegler Floating Rate Fund
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
	For the	April 1, 2016*
	Year Ended	Through
	September 30, 2017	September 30, 2016
Increase in Net Assets from:
Operations:
Net investment income	$1,822,138	$359,366
Net realized gain on investments	227,692	47,943
Net change in unrealized appreciation/depreciation on investments	(39,390)	461,068
Net increase in net assets resulting from operations	2,010,440	868,377

Distributions to shareholders:
From net investment income:
Class A Shares	(8,796)	(1,118)
Class C Shares	(15,465)	(193)
Institutional Class Shares	(1,789,687)	(354,036)
From net realized gains:
Class A Shares	(520)	-
Class C Shares	(1,083)	-
Institutional Class Shares	(101,550)	-
Total distributions to shareholders	(1,917,101)	(355,347)

Capital Transactions:
Net proceeds from shares sold:
Class A Shares	125,047	129,625
Class C Shares	646,900	62,000
Institutional Class Shares	12,915,860	40,193,132
Reinvestment of distributions:
Class A Shares	7,259	1,107
Class C Shares	15,700	186
Institutional Class Shares	1,863,544	347,481
Cost of shares repurchased:
Class A Shares	-	-
Class C Shares	(11,207)	-
Institutional Class Shares	(1,429,861)	(5,311,954)
Net increase in net assets from capital transactions	14,133,242	35,421,577
Total Increase in Net Assets	14,226,581	35,934,607

Net Assets:
Beginning of period	35,934,607	-
End of period	$50,161,188	$35,934,607
Undistributed net investment income	$12,209	$4,019

Capital Share Transactions:
Shares sold:
Class A Shares	4,831	5,097
Class C Shares	25,025	2,411
Institutional Class Shares	497,793	1,580,037
Shares reinvested:
Class A Shares	281	43
Class C Shares	607	7
Institutional Class Shares	71,996	13,538
Shares repurchased:
Class A Shares	-	-
Class C Shares	(433)	-
Institutional Class Shares	(55,184)	(207,766)
Net increase in shares outstanding	544,916	1,393,367

* Inception date.

The accompanying notes are an integral part of these financial statements

Ziegler Floating Rate Fund
FINANCIAL HIGHLIGHTS
Class A Shares
Per Share Data for a Share Outstanding Throughout Each Period Presented.

		For the Period
		April 1, 2016*
	For the Year Ended	Through
	September 30, 2017	September 30, 2016
Net Asset Value, Beginning of Period	$25.78	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	1.08	0.32
Net realized and unrealized gain on investments	0.13	0.72
Total Gain from Investment Operations	1.21	1.04

LESS DISTRIBUTIONS:
From net investment income	(1.05)	(0.26)
From net realized gain on investments	(0.07)	-
Total Distributions	(1.12)	(0.26)

Net Asset Value, End of Period	$25.87	$25.78

Total Return(2)	4.80%	4.15%	(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$265	$132
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	1.64%	2.07%	(4)
After fees waived / reimbursed by the Adviser	0.99%	0.99%	(4)
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	4.22%	2.55%	(4)
Portfolio turnover rate(5)	105%	23%	(3)

*	Inception date.
(1)	Computed using average shares method.
(2)	Performance reported does not reflect sales charges.
(3)	Not Annualized.
(4)	Annualized.
(5)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The accompanying notes are an integral part of these financial statements

Ziegler Floating Rate Fund
FINANCIAL HIGHLIGHTS
Class C Shares
Per Share Data for a Share Outstanding Throughout Each Period Presented.

		For the Period
		April 1, 2016*
	For the Year Ended	Through
	September 30, 2017	September 30, 2016
Net Asset Value, Beginning of Period	$25.75	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.90	0.35
Net realized and unrealized gain on investments	0.13	0.59
Total Gain from Investment Operations	1.03	0.94

LESS DISTRIBUTIONS:
From net investment income	(0.88)	(0.19)
From net realized gain on investments	(0.07)	-
Total Distributions	(0.95)	(0.19)

Net Asset Value, End of Period	$25.83	$25.75

Total Return(2)	4.06%	3.77%	(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$713	$62
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	2.39%	2.82%	(4)
After fees waived / reimbursed by the Adviser	1.74%	1.74%	(4)
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	3.55%	2.74%	(4)
Portfolio turnover rate(5)	105%	23%	(3)

*	Inception date.
(1)	Computed using average shares method.
(2)	Performance reported does not reflect sales charges.
(3)	Not Annualized.
(4)	Annualized.
(5)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The accompanying notes are an integral part of these financial statements

Ziegler Floating Rate Fund
FINANCIAL HIGHLIGHTS
Institutional Class Shares
Per Share Data for a Share Outstanding Throughout Each Period Presented.

		For the Period
		April 1, 2016*
	For the Year Ended	Through
	September 30, 2017	September 30, 2016
Net Asset Value, Beginning of Period	$25.79	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	1.14	0.36
Net realized and unrealized gain on investments	0.14	0.71
Total Gain from Investment Operations	1.28	1.07

LESS DISTRIBUTIONS:
From net investment income	(1.12)	(0.28)
From net realized gain on investments	(0.07)	-
Total Distributions	(1.19)	(0.28)

Net Asset Value, End of Period	$25.88	$25.79

Total Return	5.06%	4.28%	(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$49,183	$35,740
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	1.43%	1.85%	(3)
After fees waived / reimbursed by the Adviser	0.74%	0.74%	(3)
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	4.43%	2.83%	(3)
Portfolio turnover rate(4)	105%	23%	(2)

*	Inception date.
(1)	Computed using average shares method.
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The accompanying notes are an integral part of these financial statements

Ziegler Floating Rate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

NOTE 1 – ORGANIZATION

The Ziegler Floating Rate Fund (the “Fund”) is a diversified series of Trust for Advised Portfolios (the “Trust”).  The Trust was organized on August 29, 2003, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  Prior to January 1, 2014, the Trust was previously registered as the Ziegler Capital Management Investment Trust” “Ziegler Lotsoff Capital Management Investment Trust” and “Lotsoff Capital Management Investment Trust”.  Ziegler Capital Management, LLC (“the Adviser” or “Ziegler”) serves as the investment manager to the Fund.  Valcour Capital Management LLC (“Valcour”) serves as the Sub-Advisor to the Fund.

The investment objective of the Fund is to provide total return, comprised of current income and capital appreciation by investing in senior secured floating rate loans and other senior secured floating rate debt instruments, and in other instruments that have economic characteristics similar to such instruments. The inception date of the Fund was April 1, 2016. The Fund offers three classes of shares: Class A, Class C and Institutional Class. Each class of shares represents an equal pro rata interest in the Fund, except the difference of class specific expenses, which reflects the difference in the range of services provided to each class. Income and expenses (other than those attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class based on relative net assets on a daily basis.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a) Securities Valuation – Equity investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and
NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund are valued at the last sale price in the over-the-counter (“OTC”) market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Ziegler or Valcour in respect to the Fund under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees (the “Board”).

The fair value of bank loans is generally valued using recently executed transactions, market price quotations (where observable) and market observable credit default swap levels. Fair value is based on the average of one or more broker quotes received. When quotations are unobservable, proprietary valuation models and default recovery analysis methods are employed. Bank debt is generally categorized in Level 2 or 3 of the fair value hierarchy, depending on the use and availability of observable inputs.

Ziegler Floating Rate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 -
quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 -
observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 -	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of September 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income:
Bank Loans	$-	$48,724,832	$-	$48,724,832
Short-Term Investment	4,368,962	-	-	4,368,962
Total	$4,368,962	$48,724,832	$-	$53,093,794

See the Schedule of Investments for further detail of investment classifications.

The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels at year end.  There were no Level 3 securities held at year end.

(b) Federal Income Taxes - The Fund has elected to be taxed as a Regulated Investment Companies (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of the net taxable income to its shareholders. Therefore no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

As of and during the year ended September 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the period, the Fund did not incur any interest or tax penalties. As of September 30, 2017, open tax periods subject to examination by the tax authorities in the United States also include the tax period ended September 30, 2016. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(c) Distributions to Shareholders – The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income, if any, will be distributed monthly.  Net realized gains from investment transactions, if any, are distributed to shareholders annually. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Ziegler Floating Rate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

(d) Indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(e) Cash – Concentration in Uninsured Cash – For cash management purposes the Fund may concentrate cash with the Fund’s custodian.  This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits.  As of September 30, 2017, the Fund held $1,002,543 as cash reserves at U.S. Bank, N.A. (“U.S. Bank”) that exceeded the FDIC insurance limit.

(f) Other – The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are reported on the basis of identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

NOTE 3 – Related Party Transactions

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays the Adviser a monthly fee based on the Fund’s average daily net assets at annual rate of 0.65%.  The Adviser has entered into a Sub-Advisory agreement with Valcour; Valcour compensation is based on assets under management and is paid out of Ziegler’s advisory fee received from the Fund.

Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will reimburse the Fund for expenses in excess of 0.99%, 1.74%, and 0.74% of average daily net assets for Class A, Class C, and Institutional Class, respectively, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and expense relating to short sales, borrowing costs, and brokers’ commissions, and other charges relating to the purchase and sale of the Fund’s portfolio securities.

The Adviser is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement over a rolling three year period, provided that the total operating expenses of the Fund, including the recoupment, do not exceed the established cap on expenses for that year.

At September 30, 2017, the amounts waived by the Adviser by year are as follows:

Amounts Available for Recoupment
$140,818	September 30, 2016
283,615	September 30, 2017
$424,433

There is a maximum initial sales charge of 4.25% for Class A shares of the Fund.  There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares for the Fund.

The Distributor retains a portion of the initial sales charge when shares are purchased through a service agent, and will retain the full amount if purchased through the Distributor.  For the year ended September 30, 2017, Quasar retained $331 in sales charges on sales of the Class A share of the Fund.

Ziegler Floating Rate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

The Fund charge a 1.00% redemption fee on the redemption of Class A share held for 60 days or less.  No redemption fees were charged for the year ended September 30, 2017.

NOTE 4 – Investment Transactions

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the Fund for the period ended September 30, 2017, were as follows:

Purchases	$56,976,271
Sales	$42,178,415

NOTE 5 – Federal Income Tax Information

At September 30, 2017, the components of accumulated earnings (deficit) for income tax purposes were as follows:

Cost of Investments	$52,672,116
Gross Unrealized Appreciation	629,287
Gross Unrealized Depreciation	(207,609)
Net Unrealized Appreciation on Investments	421,678

Undistributed ordinary income	168,107
Undistributed long-term capital gains	16,584
Accumulated earnings	184,691

Total accumulated gain (loss)	$606,369

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales.

At September 30, 2017, the Fund had no capital loss carryforwards.

The tax character of distributions paid during the fiscal year ended September 30, 2017 and fiscal period ended September 30, 2016 were as follows:

	Year Ended September 30, 2017	Period Ended September 30, 2016
Distributions Paid From:
Ordinary Income	$1,917,101	$355,347
Total Distributions Paid	$1,917,101	$355,347

NOTE 6 – Distribution Plan

The Trust, on behalf of the Fund, adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A and Class C shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% and 1.00% of average daily net assets attributable to the Class A and Class C shares, respectively.  For the year ended September 30, 2017, distribution fees incurred are disclosed on the Statement of Operations.

Ziegler Floating Rate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

NOTE 7 – Line of Credit

The Fund has access to an $8 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly.  During the period ended September 30, 2017, the Fund did not draw on this line of credit.

NOTE 8 – Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Subsequent to the period end, the Fund has made the following distributions per share:

Record Date	Payable Date	Class A	Class C	Class I
10/30/2017	10/31/2017	0.09323	0.07688	0.09909

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of  Ziegler Floating Rate Fund

We have audited the accompanying statement of assets and liabilities of Ziegler Floating Rate Fund, a series of shares of beneficial interest in Trust for Advised Portfolios, (the “Fund”) including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period from April 1, 2016 (commencement of operations) through September 30, 2016.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian, agent banks and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ziegler Floating Rate Fund as of September 30, 2017, and the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and for the period April 1, 2016 through September 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 28, 2017

Ziegler Floating Rate Fund
EXPENSE EXAMPLE
September 30, 2017 (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 to September 30, 2017 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(1)
Class A
Actual Fund Return	1,000.00	1,021.00	5.02
Hypothetical 5% Return	1,000.00	1,020.10	5.01
Class C
Actual Fund Return	1,000.00	1,017.20	8.80
Hypothetical 5% Return	1,000.00	1,016.34	8.80
Institutional Class
Actual Fund Return	1,000.00	1,022.40	3.75
Hypothetical 5% Return	1,000.00	1,021.36	3.75

(1)
Expenses for the Fund are 0.99%, 1.74% and 0.74% for Class A, Class C and Institutional Class shares, respectively, multiplied by the average account value over the period, multiplied by 183/365. The expense ratios for the Fund reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Ziegler Floating Rate Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
September 30, 2017 (Unaudited)

During the period covered by this report, the Board of Trustees (“Board”) of Trust for Advised Portfolios (“Trust”) considered and approved:

•	the continuance of the Investment Advisory Agreement between Ziegler Capital Management, LLC (“Ziegler” or “Adviser”) and the Trust, on behalf of the Ziegler Floating Rate Fund (“Fund”);

•	an Interim Sub-Advisory Agreement between the Adviser and Valcour Capital Management, LLC (“Valcour” or “Sub-Adviser”), on behalf of the Fund; and

•	a New Sub-Advisory Agreement between the Adviser and the Sub-Adviser, on behalf of the Fund.

Interim and New Sub-Advisory Agreements with Valcour

Prior to July 31, 2017, Valcour had served as sub-adviser to the Fund since its inception on April 1, 2016 pursuant to a sub-advisory agreement with Ziegler, the Fund’s investment adviser (“Prior Sub-Advisory Agreement”).  On July 31, 2017, Pretium Partners, LLC (“Pretium”) acquired the Sub-Adviser’s parent company, Valcour Capital Holdings LLC (the “Transaction”).  Under the Investment Company Act of 1940, as amended (“1940 Act”), the Transaction resulted in a change in control of the Sub-Adviser.  The 1940 Act provides that a change in control of an investment adviser (including a sub-adviser) causes an assignment of that adviser’s investment advisory contracts, and that an investment advisory contract must automatically terminate upon its assignment.  Accordingly, the Transaction resulted in the automatic termination of the Prior Sub-Advisory Agreement pursuant to which the Sub-Adviser previously provided investment advisory services to the Fund.

In anticipation of the Transaction, at a special in-person meeting held on June 19, 2017, the Board, including all Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”), approved an interim sub-advisory agreement between the Adviser and the Sub-Adviser, on behalf of the Fund (“Interim Sub-Advisory Agreement”) and a new sub-advisory agreement between the Adviser and the Sub-Adviser, on behalf of the Fund (“New Sub-Advisory Agreement”).

As permitted by the 1940 Act, Valcour would continue serving as sub-adviser to the Fund upon completion of the Transaction pursuant to the Interim Sub-Advisory Agreement.  The New Sub-Advisory Agreement would require shareholder approval, without which the Sub-Adviser would not be able to continue serving as sub-adviser when the Interim Sub-Advisory Agreement expires.  At the June 19, 2017 meeting, the Board recommended that the New Sub-Advisory Agreement be submitted to Fund shareholders for approval.

Both the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement have the same advisory fee rate as the Prior Sub-Advisory Agreement and are otherwise the same in all material respects as the Prior Sub-Advisory Agreement, except that, as required by the 1940 Act, the Interim Sub-Advisory Agreement has a term of up to 150 days and requires that compensation payable to the Sub-Adviser be kept in an escrow account pending shareholder approval of the New Sub-Advisory Agreement.  If the New Sub-Advisory Agreement is not approved by Fund shareholders, the Sub-Adviser would be entitled to be paid the lesser of any costs incurred in performing under the Interim Sub-Advisory Agreement and the total amount in the escrow account.

Prior to approving the Agreements, the Board considered its legal responsibilities with regard to all factors deemed to be relevant to the Fund, including, but not limited to, the following: the quality of Valcour’s services provided to the Fund since the Fund’s inception; the performance of the Fund while managed by Valcour; the fact that there were no material differences between the terms of the New Sub-Advisory Agreement and the terms of the Prior Sub-Advisory Agreement; the fact that three of the four current portfolio managers would continue to manage the Fund after the Transaction; the fact that the fee structure under the New Sub-Advisory Agreement is identical to the fee structure under the Prior Sub-Advisory Agreement; and other factors deemed relevant.

No single factor was determinative in the Board’s decision to approve the New Sub-Advisory Agreement for the Fund, but rather the Board based its determination on the total mix of information available to it.  Based on a consideration of all the factors in their totality, the Board determined that the New Sub-Advisory Agreement, including the sub-advisory fees payable thereunder, was fair and reasonable.  The Board, therefore, determined that approval of the New Sub-Advisory Agreement was in the best interest of the Fund and its shareholders.

Ziegler Floating Rate Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
September 30, 2017 (Unaudited) (Continued)

•
The Board considered the nature, extent and quality of services provided to the Fund by Valcour and the amount of time devoted to the Fund’s affairs by Valcour’s staff.  The Board considered Valcour’s specific responsibilities in many aspects of day-to-day management of the Fund, including the investment strategies implemented by Valcour, as well as the qualifications, experience and responsibilities of key personnel at Valcour involved in the day-to-day activities of the Fund, and noted that as a result of the Transaction, Joseph Schlim would no longer be a part of Valcour nor serve as a portfolio manager to the Fund, although Mr. Schlim was expected to stay on for a period of time as a consultant to Valcour.  The Board noted that during the course of the prior year they had met with representatives of Valcour to discuss the Fund’s performance and outlook, as well as Vaclour’s compliance program.  The Board also noted any services that extended beyond portfolio management, and they considered the trading capability of Vaclour.  The Board concluded that Valcour had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Sub-Advisory Agreement and that the nature, overall quality, and extent of the management services provided to the Fund, as well as Valcour’s compliance policies and procedures, were satisfactory and reliable.  The Board took into account Valcour’s assertion that the Transaction would not negatively impact, but rather should enhance, the quality of services to be provided to the Fund.

•
The Board reviewed and discussed the Fund’s performance and the overall performance by Valcour since the inception of the Fund on April 1, 2016.  In assessing the quality of the portfolio management services delivered by Valcour, the Board also compared the Fund on both an absolute basis and in comparison to a third party peer group category.  The Board noted that the Fund’s performance was generally in line with its peer group category.  After considering all of this information, the Board concluded that the performance obtained by Valcour for the Fund was satisfactory under current market conditions.

•
The Board considered the cost of Valcour’s services and the structure of Valcour’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Board noted that the change in control would not result in a change in any of these fees.  The Board considered data relating to the cost structure of the Fund.  The Board reviewed Valcour’s and Pretium’s financial information, and considered the overall profitability of Valcour and benefits of Pretium’s proposed ownership.  The Board noted that the Fund’s contractual sub-advisory fee was 0.00% up to $100 million, plus 0.20% of assets over $100 million, which did not allow for any revenues to be generated from the sub-advisory fee by Valcour or Pretium at this time.  The Board also compared the fees paid by the Fund to the fees paid by the Fund’s competitors.

The Board noted that the sub-advisory relationship between Ziegler and Valcour reflected an arm’s length negotiation and that Valcour’s sub-advisory fees are to be paid by Ziegler and not the Fund.  The Board concluded that the sub-advisory fees payable to Valcour were fair and reasonable.  The Board further concluded that the Fund had not been profitable to Valcour, but that Valcour and Pretium would maintain adequate levels to subsidize its services to the Fund until they reached profitability.

•
The Board compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but would revisit the extent to which such economies have been achieved in the future as circumstances change and asset levels increase.

•
In considering whether the arrangements between Ziegler and Valcour comply with the conditions of Section 15(f) of the 1940 Act, the Trustees reviewed the conditions of Section 15(f).  Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met.  First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.  The Trustees considered that, consistent with the first condition of Section 15(f), Ziegler, Valcour and the Board were not aware of any plans to reconstitute the Board following the Transaction.  Thus, at least 75% of the Trustees would not be “interested persons” of Valcour for a period of three years after Transaction.

Ziegler Floating Rate Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
September 30, 2017 (Unaudited) (Continued)

The second condition of Section 15(f) is that an “unfair burden” must not be imposed upon the Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.  With respect to this second condition, the Board considered that Ziegler has undertaken to maintain the Fund’s current expense cap for a two-year period through January 2020.  The Board concluded that no “unfair burden” is being imposed upon the Fund over the course of the two-year period, and the Board will ensure that there will not be any other unfair burden imposed on the Fund or its shareholders as a result of the Transaction.

Investment Advisory Agreement with Ziegler

At a regular meeting held on August 22 and 23, 2017, the Board, including all of the Independent Trustees, considered and approved the continuance of the Investment Advisory Agreement (“Advisory Agreement”) between Ziegler and the Trust, on behalf of the Fund.  Ahead of the Board meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Advisory Agreement:

In considering the approval of the Advisory Agreement, the Board considered the following factors and made the following determinations.  In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•
In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser’s specific responsibilities in all aspects of the day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel that would be involved in the day-to-day activities of the Fund.  The Board took into account the oversight responsibilities of Ziegler, as the Adviser, over Valcour, as the Sub-Adviser, both in terms of investments as well as compliance monitoring.  The Board reviewed the services that Ziegler would continue to provide to the Fund, noting to what degree those services extended beyond portfolio management.  The Trustees also considered the structure of the compliance procedures at Ziegler.  The Board further considered the existing relationship between Ziegler and the Trust, as well as the Board’s knowledge of Ziegler’s operations, and noted that during the course of the prior year they had met with Ziegler in person to discuss various marketing and compliance topics, including the Adviser’s risk management process.  After reviewing the Adviser’s compliance policies and procedures, the Board concluded that Ziegler had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement, and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory and reliable.

•
In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis, and in comparison to appropriate securities benchmarks.  With respect to the Fund, the Board considered that the Fund had performed in line relative to its peer group and underperformed relative to its benchmark index.  The Board also noted that the Fund had just over a year of performance results, which is a relatively short period of time over which to draw any meaningful conclusions.

•
The Trustees also reviewed the cost of the Adviser’s services, and the structure and level of advisory fees payable by the Fund, including a comparison of those fees to fees charged by a peer group of funds.  After reviewing the materials that were provided, the Trustees concluded that the fees to be received by Ziegler were in line with its peer group median and average.  The Board noted the sub-advisory arrangement between Ziegler and Valcour and that Ziegler would not be required to pay a sub-advisory fee to Valcour until the Fund reaches $100 million in assets.

Ziegler Floating Rate Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
September 30, 2017 (Unaudited) (Continued)

•
With respect to the Fund, the Trustees considered Ziegler’s assertion that, because the Fund is relatively new, it is not yet able to determine whether there will be economies of scale in the management of the Fund.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse expenses so that each Fund does not exceed its specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but would revisit this issue in the future as circumstances changed and asset levels increased.

•
The Trustees considered the profitability of Ziegler from managing the Fund.  In assessing Ziegler’s profitability, the Trustees reviewed their financial information that was provided in the Board materials and took into account both the direct and indirect benefits to Ziegler from managing the Fund.  The Trustees concluded that Ziegler’s profits from managing the Fund would likely not be excessive and, after a review of the relevant financial information, Ziegler appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Ziegler Floating Rate Fund
OTHER INFORMATION (Unaudited)

Form N-Q
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at (844) 828-1919 or on the EDGAR Database on the SEC’s website at ww.sec.gov.  The Fund files its proxy voting records annually as of June 30 with the SEC on Form N-PX.  The Fund’s Form N-PX is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Results of Special Meeting of Shareholders
On September 29, 2017, the Fund held a special meeting of shareholders related to the approval of a new investment sub-advisory agreement between Valcour Capital Management, LLC and Ziegler Capital Management, LLC due to the change in ownership of Valcour Capital Management.

Total Shares Represented at the Meeting	% of Shares Represented	Shares Voting For	Shares Voting Against	Shares Voting Abstain
1,499,705.172	84.74%	1,499,705.172	-	-

Tax Information

For the period ended September 30, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended September 30, 2017 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund was 5.38%.

Ziegler Floating Rate Fund
TRUSTEE AND OFFICER INFORMATION (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Private Investor. Previously Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	1	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 – 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.	1	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	None
Interested Trustee(5)
Ian Martin 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1968	Trustee and Chairman	Trustee Since 2013 Chairman Since 2015	Executive Vice President, U.S. Bancorp Fund Services, LLC.	1	None

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	President and Principal Executive Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present)
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present)
Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1975	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (2012 to present); Contract Attorney, various law firms (2009-2012)

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)
Mr. Martin is an “interested person” of the Trust as defined by the 1940 Act. Mr. Martin is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s distributor.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or  former  customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Investment Adviser
Ziegler Capital Management, LLC
70 W. Madison Street, Suite 2400
Chicago, Illinois 60602

Investment Sub-Adviser
Valcour Capital Management LLC
c/o Pretium Partners, LLC
810 Seventh Avenue, Suite 2400
New York, New York 10019

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio and Harry E. Resis are the “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Ziegler Floating Rate Fund
	BBD, LLP
	FYE 9/30/2017	FYE 9/30/2016
Audit Fees	$17,000	$17,000
Audit-Related Fees	None	None
Tax Fees	$3,000	$3,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Ziegler Floating Rate Fund
	BBD, LLP
	FYE 9/30/2017	FYE 9/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Ziegler Floating Rate Fund
	BBD, LLP
Non-Audit Related Fees	FYE 9/30/2017	FYE 9/30/2016
Registrant	$3,000	$3,000
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By             /s/ Christopher E. Kashmerick
  Christopher E. Kashmerick, President

Date  December 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ Christopher E. Kashmerick
 Christopher E. Kashmerick, President

Date  December 8, 2017

By         /s/ Russell B. Simon
  Russell B. Simon, Treasurer

Date  December 8, 2017